Exhibit 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Tannya L. Irizarry, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report on Form 10-Q/A of GeneThera, Inc. for the quarterly period ended June 30, 2013, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Quarterly Report on Form 10-Q/A fairly presents in all material respects the financial condition and results of operations of GeneThera, Inc.

Date: September 5, 2013	By:	/s/ Tannya L. Irizarry
Tannya L. Irizarry
Chief Financial Officer (Interim) (Principal Financial/Accounting Officer)